UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 ____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

July 15, 2002

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2002-B Owner Trust

(Exact name of registrant as specified in its charter)

Delaware	333-51224-01	95-4831541
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)
Registrant's telephone number, including area code: (310) 719-8583

Exhibit Index is on Page 4

Item 5.	Other Events.

On July 15, 2002, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement, dated as of April 17, 2002 (the "Agreement"), among Nissan Auto Receivables 2002-B Owner Trust, as Issuer, Nissan Auto Receivables Corporation II, as Seller, and Nissan Motor Acceptance Corporation, as Servicer, were distributed to the holders of notes ("Noteholders") issued by Nissan Auto Receivables 2002-B Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee (as defined in the Agreement) for the benefit of the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7(c).	Exhibits.
The exhibit number corresponds with Item 601(a) of Regulation S-K.

	Exhibit No.	Description
	99.1	Servicer's Certificate for the month of June 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II

By:	/s/
Name: Title:	Joji Tagawa Treasurer

July 19, 2002

EXHIBIT INDEX
Exhibit No.	Description	Sequentially Numbered Page
99.1	Servicer's Certificate for the month of June 2002	5

Nissan Auto Receivables 2002-B Servicer's Certificate for the month of June 2002	Exhibit 99.1

Collection Period	Jun-02	30/360 Days	30
Distribution Date	15-Jul-02	Actual/360 Days	28

	Coupon Rate	Initial Balance	Beginning Balance	Ending Balance	Pool Factor
Total Portfolio		1,623,861,765.57	1,531,338,621.80	1,489,227,048.52	0.917090
Total Securities		1,623,861,765.57	1,531,338,621.80	1,489,227,048.52	0.917090
Class A-1 Notes	2.09000%	430,000,000.00	337,476,856.23	295,365,282.95	0.686896
Class A-2 Notes	3.07000%	360,000,000.00	360,000,000.00	360,000,000.00	1.000000
Class A-3 Notes	3.99000%	465,000,000.00	465,000,000.00	465,000,000.00	1.000000
Class A-4 Notes	4.60000%	279,549,000.00	279,549,000.00	279,549,000.00	1.000000
Certificates	0.00000%	89,312,765.57	89,312,765.57	89,312,765.57	1.000000

	Principal Payment	Interest Payment	Principal per $1000 Face Amount	Interest per $1000 Face Amount
Class A-1 Notes	42,111,573.28	548,587.38	97.9338913	1.2757846
Class A-2 Notes	0.00	921,000.00	-	2.5583333
Class A-3 Notes	0.00	1,546,125.00	-	3.3250000
Class A-4 Notes	0.00	1,071,604.50	-	3.8333333
Certificates	0.00	0.00	-	-
Total Securities	42,111,573.28	4,087,316.88

I. COLLECTIONS

Interest:

Interest Collections	6,295,778.10
Repurchased Loan Proceeds Related to Interest	0.00
Total Interest Collections	6,295,778.10

Principal:
Principal Collections	41,729,478.84
Repurchased Loan Proceeds Related to Principal	0.00
Total Principal Collections	41,729,478.84

Recoveries of Defaulted Receivables	136,571.64
Investment Earnings on Yield Supplement Account	32,952.28
Release from the Yield Supplement Account	1,450,706.51
Servicer Advances	362,211.31

Total Collections	50,007,698.68

II. COLLATERAL POOL BALANCE DATA
	Number	Amount
Pool Balance - Beginning of Period	94,347	1,531,338,621.80
Total Principal Collections		41,729,478.84
Principal Amount of Gross Losses		382,094.44
Pool Balance - End of Period	93,437	1,489,227,048.52

III. DISTRIBUTIONS
Total Collections	50,007,698.68
Reserve Account Draw	0.00
Total Available for Distribution	50,007,698.68

1. Reimbursement of Advance	0.00

2. Servicing Fee:
Servicing Fee Due	1,276,115.52
Servicing Fee Paid	1,276,115.52
Servicing Fee Shortfall	0.00

3. Interest:
Class A-1 Notes Monthly Interest
Class A-1 Notes Interest Carryover Shortfall	0.00
Class A-1 Notes Interest on Interest Carryover Shortfall	0.00
Class A-1 Notes Monthly Interest Distributable Amount	548,587.38

Class A-1 Notes Monthly Interest Paid	548,587.38
Change in Class A-1 Notes Interest Carryover Shortfall	0.00

Class A-2 Notes Monthly Interest
Class A-2 Notes Interest Carryover Shortfall	0.00
Class A-2 Notes Interest on Interest Carryover Shortfall	0.00
Class A-2 Notes Monthly Interest Distributable Amount	921,000.00

Class A-2 Notes Monthly Interest Paid	921,000.00
Change in Class A-2 Notes Interest Carryover Shortfall	0.00

Class A-3 Notes Monthly Interest
Class A-3 Notes Interest Carryover Shortfall	0.00
Class A-3 Notes Interest on Interest Carryover Shortfall	0.00
Class A-3 Notes Monthly Interest Distributable Amount	1,546,125.00

Class A-3 Notes Monthly Interest Paid	1,546,125.00
Change in Class A-3 Notes Interest Carryover Shortfall	0.00

Class A-4 Notes Monthly Interest
Class A-4 Notes Interest Carryover Shortfall	0.00
Class A-4 Notes Interest on Interest Carryover Shortfall	0.00
Class A-4 Notes Monthly Interest Distributable Amount	1,071,604.50

Class A-4 Notes Monthly Interest Paid	1,071,604.50
Change in Class A-4 Notes Interest Carryover Shortfall	0.00

Total Note Monthly Interest
Total Note Monthly Interest Due	4,087,316.88
Total Note Monthly Interest Paid	4,087,316.88
Total Note Interest Carryover Shortfall	0.00
Change in Total Note Interest Carryover Shortfall	0.00

Total Available for Principal Distribution	44,644,266.28

4. Total Monthly Principal Paid on the Notes	42,111,573.28

Total Noteholders' Principal Carryover Shortfall	0.00
Total Noteholders' Principal Distributable Amount	42,111,573.28
Change in Total Noteholders' Principal Carryover Shortfall	0.00

5. Total Monthly Principal Paid on the Certificates	0.00

Total Certificateholders' Principal Carryover Shortfall	0.00
Total Certificateholders' Principal Distributable Amount	0.00
Change in Total Certificateholders' Principal Carryover Shortfall	0.00

Remaining Available Collections	2,532,693.00
Deposit from Remaining Available Collections to fund Reserve Account	0.00
Remaining Available Collections Released to Seller	2,532,693.00

IV. YIELD SUPPLEMENT ACCOUNT
Beginning Yield Supplement Account Balance	29,749,789.09
Release to Collection Account	1,450,706.51
Ending Yield Supplement Account Balance	28,299,082.58

V. RESERVE ACCOUNT
Initial Reserve Account Amount	8,119,308.83
Required Reserve Account Amount	12,178,963.24
Beginning Reserve Account Balance	12,178,963.24
Ending Reserve Account Balance	12,178,963.24

Reserve Account Triggers	Test Ratio	Actual Ratio	Result
Average Three Period Delinquency Percentage	2.00%	0.07%	Pass
Average Three Period Charge Off Rate	3.25%	0.23%	Pass
Required Reserve Account Amount for Next Period	12,178,963.24

VI. POOL STATISTICS
Weighted Average Coupon	5.23%
Weighted Average Remaining Maturity	47.44

Principal Recoveries of Defaulted Receivables	136,571.64
Principal on Defaulted Receivables	382,094.44
Pool Balance at Beginning of Collection Period	1,531,338,621.80
Net Loss Ratio	0.19%

Net Loss Ratio for Second Preceding Collection Period	0.00%
Net Loss Ratio for Preceding Collection Period	0.26%
Net Loss Ratio for Current Collection Period	0.19%
Average Net Loss Ratio	0.23%

Cumulative Net Losses for all Periods	584,641.72
Delinquent Receivables:	Amount	Number
31-60 Days Delinquent	8,021,096.58	478
61-90 Days Delinquent	1,006,660.08	61
91-120 Days Delinquent	252,262.84	14
Total Delinquent Receivables:	9,280,019.50	553
60+ Days Delinquencies as Percentage of Receivables	0.08%	0.08%

Delinquency Ratio for Second Preceding Collection Period		0.00%
Delinquency Ratio for Preceding Collection Period		0.05%
Delinquency Ratio for Current Collection Period		0.08%
Average Delinquency Ratio		0.07%